Exhibit 4.1

MB

merchants BANCSHARES INC

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 588448 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID, NON-ASSESSABLE, COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

MERCHANTS BANCSHARES, INC. hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The amount of common stock authorized and the par value of One Cent per share of said stock is set forth in the Certificate of Incorporation and the amendments thereto, which are expressly incorporated herein by reference.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers, and its facsimile seal to be hereunto affixed.

Date:

Janet P. Spitler

TREASURER AND CFO

MERCHANTS BANCSHARES, INC.
1987
DELAWARE

PRESIDENT AND CEO

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
Transfer Agent and Registrar,

By

Authorized Signature

      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	________Custodian_______
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
_______________________
(State)
Additional abbreviations may also be used though not in the above list.

For value received, ________________________________________________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________
Please print or typewrite name and address of assignee

____________________________________________________________________________________________

_____________________________________________________________________________________ Shares of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________, Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Date ____________________

_____________________________________________
Signature

_____________________________________________
Signature

NOTICE: The Signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

___________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
